UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 19, 2006

Date of Report (Date of earliest event reported)

HYPERSPACE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8480 East Orchard Road, Suite 6600, Greenwood Village, CO 80111

(Address of principal executive offices)

(303) 566-6500

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers

David E. Girard resigned from the HyperSpace Board of Directors on June 19, 2006. Mr. Girard served on the Compensation Committee and the Nominating Committee. The resignation letter from Mr. Girard is attached as Exhibit 17.1. HyperSpace is unaware of any disagreement between Mr. Girard and HyperSpace. Mr. Girard indicated that his current duties and workload preclude him from continuing to serve on the Board.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

17.1	Resignation of David E. Girard, dated June 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperSpace Communications, Inc.

Date: June 21, 2006	By: /s/ Brian T. Hansen Brian T. Hansen VP & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
17.1	Resignation of David E. Girard, dated June 19, 2006.